BAY MEADOWS
LAND COMPANY

1200 Park Place
San Mateo, CA 94403
TEL: 650.524.1201
Fax: 650.524.1211
www.bmlc.com

August 1, 2005

Churchill Downs California Company
c/o Churchill Downs Incorporated
700 Central Avenue
Louisville, KY 40208
Attn: Rebecca C. Reed

Re: Extension of Phase II Period

Ladies and Gentlemen:

Reference is made to the Asset Purchase Agreement, dated as of July 6, 2005, (the "APA"), between Bay Meadows Land Company, LLC ("Buyer") and Churchill Downs California Company ("Seller"). Capitalized terms not defined herein shall have the meanings ascribed thereto in the APA.

Pursuant to Section 13.4 of the APA, Buyer and Seller agree to amend Section 12.1(a) of the APA to extend the Phase II Period. The Phase II Period shall end on August 8, 2005.

This letter agreement, once Buyer and Seller shall have executed and delivered a counterpart hereof, shall become effective and binding as of August 1, 2005. Except as expressly provided above, the APA shall remain in full force and effect and nothing contained in this letter agreement shall be deemed to waive, alter or otherwise amend any provision of the APA. This letter agreement and the APA constitute the entire agreement between the parties with respect to the subject matter of this letter agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this letter agreement. This letter agreement shall be governed by and construed in accordance with the law of the State of California.

BAY MEADOWS LAND COMPANY, LLC

By: /s/ Terrence E. Fancher
Name: Terrence E. Fancher
Title: President

Agreed:

CHURCHILL DOWNS CALIFORNIA
COMPANY

By: /s/ Michael E. Miller
Name: Michael E. Miller
Title: Vice President

[Signature page to Letter Agreement dated August 1, 2005]

2

BAY MEADOWS
LAND COMPANY

1200 Park Place
San Mateo, CA 94403
TEL: 650.524.1201
Fax: 650.524.1211
www.bmlc.com

August 8, 2005

Churchill Downs California Company
c/o Churchill Downs Incorporated
700 Central Avenue
Louisville, KY 40208
Attn: Rebecca C. Reed

Re: Extension of Phase II Period

Ladies and Gentlemen:

Reference is made to the Asset Purchase Agreement, dated as of July 6, 2005, (the "APA"), between Bay Meadows Land Company, LLC ("Buyer") and Churchill Downs California Company ("Seller"). Capitalized terms not defined herein shall have the meanings ascribed thereto in the APA.

Pursuant to Section 13.4 of the APA, Buyer and Seller agree to amend Section 12.1(a) of the APA to extend the Phase II Period. The Phase II Period shall end on August 11, 2005.

This letter agreement, once Buyer and Seller shall have executed and delivered a counterpart hereof, shall become effective and binding as of August 8, 2005. Except as expressly provided above, the APA shall remain in full force and effect and nothing contained in this letter agreement shall be deemed to waive, alter or otherwise amend any provision of the APA. This letter agreement and the APA constitute the entire agreement between the parties with respect to the subject matter of this letter agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this letter agreement. This letter agreement shall be governed by and construed in accordance with the law of the State of California.

BAY MEADOWS LAND COMPANY, LLC

By: /s/ Terrence E. Fancher
Name: Terrence E. Fancher
Title: President

Agreed:

CHURCHILL DOWNS CALIFORNIA
COMPANY

By: /s/ Michael E. Miller
Name: Michael E. Miller
Title: Vice President

[Signature page to Letter Agreement dated August 1, 2005]

2

BAY MEADOWS
LAND COMPANY

1200 Park Place
San Mateo, CA 94403
TEL: 650.524.1201
Fax: 650.524.1211
www.bmlc.com

August 12, 2005

Churchill Downs California Company
c/o Churchill Downs Incorporated
700 Central Avenue
Louisville, KY 40208
Attn: Rebecca C. Reed

Re: Certain Waste Disposal Matters and Extension of Phase II Period

Ladies and Gentlemen:

Reference is made to that certain Asset Purchase Agreement dated as of July 6, 2005 (as amended and in effect on the date hereof, the "APA"), between Bay Meadows Land Company, LLC ("Buyer") and Churchill Downs California Company ("Seller"). Capitalized terms not defined herein shall have the meanings ascribed thereto in the APA.

Pursuant to Section 13.4 of the APA, Buyer and Seller agree to amend the APA as follows:

1. Section 3.4.10 of the APA is hereby deleted and replaced in its entirety with the following:

3.4.10 Certain Environmental Liabilities. Any and all liabilities, claims, demands, losses, costs, damages, injuries, obligations, judgments, actions, causes of action, fines, assessments, penalties or expenses, including consultants' and attorneys' fees resulting from (a) the direct or indirect disposal or arrangement for the disposal of Hazardous Substances from the Real Property to, at or onto a location other than the Real Property from September 10, 1999 through the Closing Date, including without limitation to the Dominguez Channel Watershed/Consolidated Slip, (b) any property owned, leased or operated by Seller (other than the Real Property) or (c) the disposal, depositing, placing, presence, storage, dumping or other release of any material or substance in, to, at, onto, from or under any waste pits located at the northeast corner of the training track on the Real Property prior to the Closing Date including, without limitation, any related investigation, remediation, clean-up, removal, disposal, transportation of waste and closure activities ("Remedial Activities") relating to the contamination identified in the sampling conducted of the waste pits in July 2005.

2. A new Section 9.3.6 is hereby added to the APA as follows:

9.3.6. Control of Certain Environmental Liabilities: (a) Seller shall have the right to control the Remedial Activities relating to those matters for which it has accepted responsibility pursuant to Section 3.4.10(c), provided that all such Remedial Activities shall (i) comply with all applicable Environmental Laws, (ii) be performed at a time and in a manner that does not unreasonably interfere with the operation or future redevelopment of the Real Property and (iii) be undertaken promptly and concluded as expeditiously as practicable using commercially reasonable efforts, subject to the schedules and approvals of the applicable Governmental Authorities. The obligations of Seller in respect thereof shall survive the Closing Date, and the completion of such Remedial Activities shall not be a condition to the Closing. Seller shall have the exclusive right in its sole discretion to challenge, appeal or seek amendment, modification, repeal or termination of any order issued by a Governmental Authority in connection with the Remedial Activities, including a suspension or stay of any required work while such action is pending.

(b) Seller shall promptly provide to Buyer copies of all work plans, laboratory and other reports, analytical results and final data and shall engage in reasonable consultation with Buyer, including considering in good faith any comments of Buyer relating to any requirements of Environmental Laws and relating to any submissions to Governmental Authorities. Buyer may observe and be present during the performance of any Remedial Activities and may participate in meetings or discussions with Governmental Authorities. Neither Buyer nor its authorized representatives shall, nor shall Buyer or its representatives attempt to, lobby, demand, or interfere with, Seller's discussions with Governmental Authorities regarding the Remedial Activities in an effort to influence those Governmental Authorities with regard to what Seller is required to do in completing the Remedial Activities. Buyer may contact Governmental Authorities as appropriate in Buyer's reasonable discretion to obtain permits and approvals, including those related to future site use. Buyer may contact other Governmental Authorities as appropriate in Buyer's reasonable discretion to obtain permits and approvals, including those related to future site use (e.g., the planning department, building department), without prior notice or consent if the subject of the Remedial Activities is not expected to be discussed. In the event that the subject is addressed, Buyer shall use reasonable efforts to avoid any substantive discussions with the relevant Governmental Authority and will instead refer the Governmental Authority to Seller; provided that, with respect to any discussions Seller may have with the Governmental Authorities, Buyer may be present at or during such discussions.

3. Section 12.1(a) of the APA is hereby deleted and replaced in its entirety with the following:

(a) After approval by Seller of the Work Plan (which shall occur prior to the date hereof), Buyer or Buyer's agents shall be given access to the Real Property to undertake and complete its Phase II Testing (described in the Work Plan) and its Phase II Report (as defined below). The Phase II Testing and Phase II Report shall be completed by August 22, 2005 (the period commencing on the date hereof and ending on August 22, 2005 shall be referred to herein as the "Phase II Period"); provided, however, that with respect to all items other than the Open Phase II Items (as defined below), any Environmental Remediation Cost Estimate as defined in Section 12.1(e) shall be submitted to Seller on August 15, 2005, together with all supporting documentation relating to such Environmental Remediation Cost Estimates. As used herein, the term "Open Phase II Items" means (i) the "Former Impoundment Area" listed as Item #4 in the Draft Table 1, Identified Environmental Issues, Remedial Actions, and Estimated Costs, prepared by EKI and dated August 1, 2005 ("Draft Table"), and (ii) the "Methane Investigation, Remediation, and Mitigation in Former Oil Field Area", listed as Item #8 in the Draft Table.

4. Section 12.1(e) of the APA is hereby deleted and replaced in its entirety with the following:

(e) Upon the expiration of the Phase II Period, Buyer may elect to (i) waive its rights under this Article 12 to seek a purchase price reduction; or (ii) deliver to Seller a Phase II Report (as defined below); or (iii) terminate this Agreement and receive the full amount of the Deposit from Seller, provided that Buyer shall not be permitted to terminate this Agreement pursuant to this Section 12.1(e) unless the Final Environmental Remediation Cost Estimate exceeds $20 million as determined either by Buyer and Seller together or by LLF. An "Environmental Remediation Cost Estimate" shall mean a written estimate of the anticipated costs, if any, to investigate or remediate environmental or Hazardous Substance conditions (in air, soil, soil gas or groundwater) on, at, under, in or from the Real Property in order to complete Buyer's planned redevelopment of the Real Property provided that those costs for redevelopment activities shall not include costs for redevelopment activities unrelated to environmental contamination, including, but not limited to, grading, compliance with the California Environmental Quality Act, demolition, removal of any subsurface structures (e.g. pipelines or tanks) or special handling for contaminated demolition debris (e.g. asbestos, lead-based paint or contaminated concrete). In connection with the written submission of any Environmental Remediation Cost Estimate to Seller, Buyer shall provide to Seller copies of all final data, laboratory reports or analytical results of its sampling (unless already provided pursuant to Section 12.1(b)) and an explanation of how Buyer arrived at the estimate and why such costs are necessary to bring the Real Property into compliance with all Environmental Laws applicable to investigation and remediation of the ' Real Property if it were redeveloped consistent with Buyer's redevelopment plans. Buyer may, but is not obligated to, provide to Seller on or prior to the end of the Phase II Period a submission (the "Phase II Report") which may consist of (A) as to any items which are not Open Phase II items, an Environmental Remediation Cost Estimate, which shall be in the same form delivered to Seller on August 15, 2005, (B) additional Environmental Remediation Cost Estimates relating to the Open Phase II Items (together with the Environmental Remediation Cost Estimates referred to in clause (A), the "Buyer Environmental Remediation Cost Estimate") and (C) all supporting documentation relating to such Environmental Remediation Cost Estimates and otherwise required by this Agreement. If, within six business days following Seller's receipt of the Phase II Report by Buyer, Seller does not approve the Buyer Environmental Remediation Cost Estimate, Seller shall so notify Buyer in writing and either, at Seller's option, (i) Seller shall terminate this Agreement, in which case Buyer shall receive the full amount of the Deposit from Seller, or (ii) the dispute resolution provisions of Section 12.3 below will be used to reach an agreed upon Final Environmental Remediation Cost Estimate. If Seller does approve the Buyer Environmental Remediation Cost Estimate, Seller shall, within six business days following receipt of such estimate, so notify Buyer in writing, such estimate shall be deemed a final Environmental Remediation Cost Estimate (the "Final Remediation Cost Estimate") and Buyer and Seller shall allocate the Final Remediation Cost Estimate as provided in Section 12.2 below, subject to Buyer's right to terminate pursuant to Section 12.1(e). Seller shall exercise its rights pursuant to this subsection no later than August 30, 2005, six business days following the end of the Phase 11 Period.

5. While this letter agreement does not amend Section 12.3 of the APA, Buyer and Seller agree that, pursuant to Section 12.3, the time period for Buyer and Seller to either agree on the Final Remediation Cost Estimate or submit their respective cost estimates to LLF ends on September 7, 2005 and the time period for LLF to review both submissions and prepare a brief summary of its analysis of the cost estimates and its conclusion regarding the correct cost estimate to both Buyer and Seller ends on September 14, 2005.

6. A new Section 12.4 is hereby added to the APA as follows:

12.4 All time periods in Article 12 shall end at 5:00 PM (PST) on the dates referenced therein.

Nothing in this Amendment shall prevent Buyer or its authorized representatives from complying with any independent obligation to which they may be subject under any Law.

Neither this letter agreement nor any of the parties' rights hereunder shall be assignable by either party (other than to an Affiliate), without the prior written consent of the other party, which consent shall be within such party's sole discretion; provided, however, that any such permitted assignment shall not discharge the assignor from its obligations under this letter agreement or the APA.

This letter agreement, once Buyer and Seller shall have executed and delivered a counterpart hereof, shall become effective and binding. Except as expressly provided above, the APA is hereby ratified and confirmed and shall remain in full force and effect and nothing contained in this letter agreement shall be deemed to waive, alter or otherwise amend any provision of the APA. This letter agreement and the APA constitute the entire agreement between the parties with respect to the subject matter of this letter agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this letter agreement. This letter agreement shall be governed by and construed in accordance with the law of the State of California.

BAY MEADOWS LAND COMPANY, LLC

By: /s/ Terrence E. Fancher
Name: Terrence E. Fancher
Title: President

Agreed to this 12th day of August, 2005:

CHURCHILL DOWNS CALIFORNIA
COMPANY

By: /s/ Rick Baedeker
Name: Rick Baedeker
Title: President

cc:    Darren Drake
    Stockbridge Capital Partners, LLC
712 5th Avenue, 21st Floor
New York, NY 10019

Thomas Patrick Dore, Jr., Esq.
Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017

D. Eric Remensperger, Esq.
Gibson, Dunn & Crutcher, LLP
333 So. Grand Avenue
Los Angeles, CA 90071

BAY MEADOWS
LAND COMPANY

1200 Park Place
San Mateo, CA 94403
TEL: 650.524.1201
Fax: 650.524.1211
www.bmlc.com

September 7, 2005

Churchill Downs California Company
c/o Churchill Downs Incorporated
700 Central Avenue
Louisville, KY 40208
Attn: Rebecca C. Reed

Re Extension of Section 12.3 Time Periods

Ladies and Gentlemen:

Reference is made to that certain Asset Purchase Agreement dated as of July 6, 2005, as modified by those certain letter agreements dated August 1, 2005, August 8, 2005 and August 12, 2005 (as so amended and as in effect on the date hereof, the "APA"), between Bay Meadows Land Company, LLC ("Buyer") and Churchill Downs California Company ("Seller"). Capitalized terms not defined herein shall have the meanings ascribed thereto in the APA.

Pursuant to Section 13.4 of the APA, Buyer and Seller agree to amend the APA as follows:

Notwithstanding anything to the contrary set forth therein, Buyer and Seller agree that, pursuant to Section 12.3 of the APA, the time period for Buyer and Seller to either agree on the Final Remediation Cost Estimate or submit their respective cost estimates to LLF ends on September 8, 2005 and the time period for LLF to review both submissions and prepare a brief summary of its analysis of the cost estimates and its conclusion regarding the correct cost estimate to both Buyer and Seller ends on September 15, 2005.

The foregoing supersedes and replaces paragraph 5 of the letter agreement amending the APA dated August 12, 2005.

Except as expressly provided above, the APA is hereby ratified and confirmed and shall remain in full force and effect and nothing contained in this letter agreement shall be deemed to waive, alter or otherwise amend any provision of the APA (other than to the extent expressly provided herein).

This letter agreement and the APA constitute the entire agreement between the parties with respect to the subject matter of this letter agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this letter agreement.

This letter agreement shall be governed by and construed in accordance with the law of the State of California.

BAY MEADOWS LAND COMPANY, LLC

By: /s/ Charlene Kiley
Name: Charlene Kiley
Title: Secretary

Agreed to this 8th day of September, 2005:

CHURCHILL DOWNS CALIFORNIA
COMPANY

By: /s/ Michael E. Miller
Name: Michael E. Miller
Title: Vice President

 cc:   Darren Drake
Stockbridge Capital Partners, LLC
712 5th Avenue, 21st Floor
New York, NY 10019

Thomas Patrick Dore, Jr., Esq.
Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017

D. Eric Remensperger, Esq.
Gibson, Dunn & Crutcher, LLP
333 So. Grand Avenue
Los Angeles, CA 90071